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                                                                  EXHIBIT 10.5.1

                     TRANS COSMOS - ASK JEEVES INTERNATIONAL

                             JOINT VENTURE AGREEMENT

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                     TRANS COSMOS - ASK JEEVES INTERNATIONAL

                             JOINT VENTURE AGREEMENT

      This Joint Venture Agreement ("Agreement") is made and entered into as of this 31st day of August, 2000, by and between Trans Cosmos Inc. USA Pacific HoldingS company III ("TCI"), a Cayman Islands corporation, and ASK JEEVES INTERNATIONAL, INC. ("AJI"), a Delaware corporation.

      WHEREAS, AJI has formed a "Kabushiki Kaisha" under the applicable laws of Japan (the "KK") to serve as the legal entity by which the activities contemplated by this Agreement can be conducted;

      WHEREAS, the AJI and TCI desire to utilize the KK (i) to conduct the Business (as hereinafter defined) in the Territory (as hereinafter defined), using Ask Jeeves, Inc., AJI's parent corporation ("AJ") technology, (ii) serve as the exclusive vehicle for the implementation and distribution within the Territory of a Japanese language version of all current and future products, services and technology employed by AJ including its subsidiaries, and (iii) to position the KK for a public offering of its stock in a Japanese stock exchange. TCI and AJI shall jointly manage the KK's business operations as provided herein;

      WHEREAS, AJ is currently the defendant in two lawsuits alleging patent infringement based upon use of some or all of the technology that the KK seeks to license; and

      WHEREAS, TCI and AJI desire to cooperate and assist each other in such a joint venture with a view toward successfully operating said corporation, all in accordance with the terms and conditions of this Agreement.

      NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties agree as follows:

      1. Definitions. As used in this Agreement, the following terms have the following respective meanings, such meanings to be equally applicable to both the singular and plural forms of the terms defined:

            1.1 "Affiliate" shall mean any corporation, partnership, limited liability company or other legal entity with a majority interest in any Party, or which is under common control of such legal entity as any Party, or of which a majority interest is owned by any Party.

            1.2 "AJ Assets" shall mean all AJ Software, Licensed Software, AJ Content, Updates and Documentation and all other current and future products, services, technology and

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content developed by or for AJ and/or contained in the English-language version of the Ask.com Web Site, both during and after the term of this Agreement, including without limitation all localized and internationalized versions thereof, but excluding the Japanese Knowledge Base. AJI or Ask Jeeves, as the case may be, shall retain full ownership of all AJ Assets and all IP Rights therein, at all times during and after the term of this Agreement. Nothing in this Agreement is intended by the parties or shall operate in any way to transfer any ownership interest of any kind in the AJ Assets to the KK. Notwithstanding the foregoing, "AJ Assets" shall not include the current or future products, services, technology and content owned by an Acquiror of Ask Jeeves.

            1.3 "AJ Content" means all knowledge bases and other data and information, in any medium, created and/or maintained by AJ using the AJ Software, including without limitation any improvements, additions, modifications and enhancements to the U.S. Knowledgebase and any text, music, sound, photographs, video or graphics.

            1.4 "Annual Plan" shall mean an annual operating plan which shall include, but not be limited to, an annual operating budget, an annual capital expense budget, an annual marketing plan and budget, and a general description of the operating strategy for the KK for the next fiscal year.

            1.5 "Business Day" shall mean as to a party hereto whose action is required to take place within a number of Business Days (whether the giving of notice or the making of a payment or otherwise), any day of the week which is not a Saturday or Sunday and not a bank holiday in the state or country from which such action is required to be made (as the case may be in the state of California or in Japan).

            1.6 "Business Plan" shall mean the business plan to be developed by the Parties and in the substantial form attached hereto as Schedule 1.6.

            1.7 "Change in Control" shall be deemed to have occurred if any of the following occurs with respect to a Party (unless otherwise noted in context below):

                  (a) the direct or indirect sale or exchange in a single series of related transactions by the controlling shareholders or other holders of controlling ownership interest in a Party, of more than fifty percent (50%) of the voting stock or other voting ownership interests of such Party; or

                  (b) the sale, exchange or transfer of all or substantially all of the assets of a Party by such Party; or

                  (c) a liquidation or dissolution of a Party;

provided, however, that any transaction or series of transactions that are effected solely in connection with a (i) grant of equity interests in connection with a bona fide employee benefit

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arrangement, (ii) re-incorporation, (iii) a reorganization, recapitalization or financing not in connection with the sale of all or substantially all of the assets or stock or other ownership interests of a Party, or (iv) an underwritten public offering of common stock of a Party, is not a Change in Control.

            1.8 "Common Stock" shall mean voting common stock of the KK.

            1.9 "Content" shall mean data, documentation, text, audio, video, drawings, programming, meta-tags, links, icons, images, pictures, charts and other elements of the "ask.com" Web site(s) and any other Web site provided by AJI.

            1.10 "Equity Securities" shall mean (i) any common stock, preferred stock or any other capital stock of the KK, (ii) any debt or equity security convertible or exchangeable, with or without consideration, into any common stock, preferred stock or other capital stock of the KK (including any option to purchase such a convertible security), or (iii) any option, warrant or right to subscribe to or purchase any common stock, preferred stock or other capital stock of the KK.

            1.11 "Fair Market Value" shall be determined by two appraisers who must be an independent certified public accounting firm or investment banking firm of international repute. TCI and AJI each shall appoint one appraiser within five (5) Business Days of the deemed offer to purchase or sell. If the appraisal price from each of the appraisers (the "Appraisals") is with ten percent (10%) of each other then the Fair Market Value shall be the average of the Appraisals. If the difference of the Appraisals is greater than ten percent (10%) then a neutral investment banking firm selected by an arbitrator pursuant to this Agreement ("Third Appraiser"), shall choose one of the Appraisals which shall be the Fair Market Value. The Parties shall co-operate with such appraisers and shall use all reasonable efforts to procure that the appraisers deliver their determination as soon as practicable. The determination of Third Appraiser shall be final and binding on the Parties. TCI and AJI shall bear the cost of their respective appraisers. The costs of the Third Appraiser shall be met equally between AJI and TCI.

            1.12 "IPLearn Suit" means the suit filed by IPLearn, LLC in the United States District Court, Northern District of California, Oakland Division, Action No. C 99-03352 SBA (ENE).

            1.13 "JV Agreement" means this Joint Venture Agreement.

            1.14 "Katz Suit" means the suit filed by Patrick H. Winston and Boris Katz in the United States District Court, District of Massachusetts, Civil Action NO. 99-CV-012584-MLW.

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            1.15 "KK Assets' shall mean all technology not derived from the AJ
Assets (which may include "plug-ins" to the extent they are useable apart from the AJ Assets) but rather created independently by or on behalf of the KK during the term of the JV Agreement (the "KK Technology") and all KK Content. For the avoidance of doubt, it is agreed that KK developed non-derivative, independent plug-ins to any AJ Asset will constitute the KK Technology. All KK Assets and the IP Rights represented therein shall become the sole property of the KK upon creation, and shall remain wholly owned by the KK. The KK shall have the sole right to pursue any IP filings for the KK Assets. The KK will have the right to use the U.S. Knowledgebase only for the purpose of facilitating the creation of the Japanese Knowledge Base.

            1.16 "KK Content" means the Japanese Knowledge Base and all other knowledge bases and other data and information, in any medium, created and/or maintained by the KK, whether or not derived from the AJ Content, including without limitation any improvements, additions, modifications and enhancements to the Japanese Knowledge Base(s) and any text, music, sound, photographs, video or graphics. "KK Content" also includes all user data, including website popularity data collected by the KK pursuant to the activities contemplated or permitted by this Agreement.

            1.17 "Party" shall mean, individually, AJI, or TCI and "Parties" shall mean collectively, AJI and TCI.

            1.18 "Marketable Securities" shall mean securities which are (i) freely tradable on a major stock exchange (including without limitation NASDAQ and the Tokyo Stock Exchange), or (ii) restricted securities with respect to which the issuing corporation undertakes to file a registration statement at its expense that will enable the holder of the securities to sell the securities, - in either case subject to agree-upon volume restrictions to prevent a material adverse effect on the price of the stock.

            1.19 "Patent Suit" means collectively, the Katz Suit, the IPLearn Suit and any further suits involving the licensed or sublicensed AJ technology or services (whether brought within the United States or within the Territory) that may arise and which AJ or AJI shall promptly report to the KK and to TCI.

            1.20 "Percentage Interest" means, with respect to a Party, the percentage of the KK's total issued and outstanding Equity Securities held by such Party. Unless explicitly stated with regard to a specific provision of this Agreement, options or warrants to purchase shares or debt convertible into shares shall not be considered in the calculation of Percentage Interest.

            1.21 "Technology Partner" means Basis Technology, Inc., a Massachusetts corporation or other entity selected by AJI and TCI to internationalize and localize the AJ Assets into the Japanese language.

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            1.22 "Territory" means the country of Japan and individuals who read and speak the Japanese language worldwide.

            1.23 "AJURL" means the URL "www.askjeeves.co.jp" and its permutations, such as "aj.co.jp", and "askj.co.jp", "ask.ne.jp", and "ask.co.jp" (as and when acquired for or on behalf of AJI), and such placeholder URL(s) as AJI may designate prior to securing the main URL (and its permutations).

      2. Establishment of the KK.

            2.1 General. Subject to the terms and conditions of this Agreement, the Parties shall work together in financing and operating the KK under the applicable laws of Japan. AJI initially capitalized the KK with (Yen)|*| in exchange for Two Hundred (200) shares of Common Stock representing 100% of the issued and outstanding Common Stock of the KK and warrants to purchase Two Hundred (200) shares of Common Stock at (Yen)|*| per share, in the form attached as Schedule 6.1 and incorporated by reference herein ("Warrants"). Subject to its terms, the Warrants are payable in calls as follows: October 1, 2000
(Yen)|*| for 66 shares; January 1, 2001 (Yen)|*| for 67 shares; and April 1, 2001 (Yen)|*| for 67 shares.

            2.2 KK Employee Fund. The KK will establish the Ask Jeeves Kabushiki Kaisha Employee Fund and reserve shares of Common Stock in an amount of up to 10% of the total issued and outstanding equity interest in the KK as set forth in Schedule 6.2, provided that such shares may not be issued or capital received from employees until the KK's initial public offering.

            2.3 TCI and AJI Employee Fund. The TCI Employee Fund shall receive Common Stock in the KK, representing up to 1.5% of the total issued and outstanding equity interest in the KK as set forth in Schedule 6.2. Subject to creation of the AJI Employee Fund and approval of such fund by the Board of Directors of AJI, the AJI Employee Fund shall receive Common Stock in the KK, representing up to 1.5% of the total issued and outstanding equity interest in the KK, as set forth in Schedule 6.2.

            2.4 Technology Partner. The Technology Partner shall receive nonvoting securities in the KK, the terms of which shall be agreed upon between AJI and TCI, representing up to 2.1% of the total issued and outstanding equity interest in the KK as set forth in Schedule 6.2. The Technology Partner shall be selected upon the approval of AJI and TCI, not to be unreasonably withheld or delayed and upon completion of due diligence.

            2.5 Filings. Promptly after execution of this Agreement, the Parties shall file with the appropriate authorities of Japan, by the names of the Parties inasmuch as required by Japanese laws, an application for approval of the business contemplated by this Agreement. TCI shall use its best efforts to assist the Parties to obtain such approval. The Parties acknowledge that any and all obligations of the other Parties pursuant to this Agreement and the transactions

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contemplated herein are expressly subject to the condition that all necessary approvals from Japanese governmental authorities shall be obtained.

            2.6 Business Plan. The Parties shall cooperate to complete a Business Plan.

      3. Registered Name of the KK. The name of the KK is "Ask Jeeves Kabushiki Kaisha" in Japanese and "Ask Jeeves Japan, Inc." in English. The KK shall have its registered principal office in Tokyo, Japan, or any other suitable location that the Parties might agree upon.

      4. Articles of Incorporation. The KK shall have Amended and Restated Articles of Incorporation in accordance with the provisions of this Agreement, in substantial form attached hereto as Schedule 4, provided, however, that such Amended and Restated Articles of Incorporation shall be approved in writing by both AJI and TCI, any such approval not to be unreasonably withheld or delayed.

      5. Business Purposes of the KK. The objective of the KK shall be to engage in the following businesses (collectively the "Business"):

            5.1 Development and maintenance of Japanese language version of the Ask.com Web site and related business in the Territory;

            5.2 Marketing, advertising, sales, business development, and engineering activities of KK Assets in the Territory;

            5.3 Adding Japanese specific content to the KK Web site database in Japan;

            5.4 Marketing, advertising, sales, business development, engineering, adaptation, development and maintenance of and with respect to the Japanese language version of the AJ Assets for distribution and sublicense to corporate customers within the Territory, both directly and indirectly through resellers;

            5.5 Serving as the exclusive vehicle for the implementation and distribution of all current and future products, services and technology employed by AJ including its subsidiaries; and

            5.6 Such other business relating to the foregoing as the Parties may agree upon from time to time.

      6. Sale and Purchase of the KK Shares; Ownership of the KK.

            6.1 Sale and Purchase. Subject to the terms and conditions hereof, the KK agrees to sell, and TCI agrees to purchase, Two Hundred (200) shares of Common Stock of the KK (the "Shares") at a price of (Yen)|*| per Share at Closing and Warrants, attached as Schedule 6.1

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and incorporated by reference herein, to purchase Two Hundred (200) shares of
Common Stock at (Yen)|*| per share ("Warrant Shares") callable as follows:

               (a) October 1, 2000       (Yen)|*| for 66 Warrant Shares;
               (b) January 1, 2001       (Yen)|*| for 67 Warrant Shares;
           and (c) April 1, 2001         (Yen)|*| for 67 Warrant Shares.

Notwithstanding the foregoing warrant call above, and subject to the terms of the Warrant, if at any time before April 1, 2001, the cash balance of the KK falls below (Yen)|*| as defined in the Business Plan, before the due date of any of the warrant calls referred to in the preceding sentence, the next warrant call shall accelerate and become due within ten (10) days from the date that the KK notifies TCI and AJI, as applicable, that the KK's cash balance has fallen below (Yen)|*|

            6.2 Closing; Delivery. The closing of the sale and purchase of the Shares and the Warrant under this Agreement shall be held at 12:00 p.m. on or about August 31, 2000 at the offices of Foster Pepper & Shefelman PLLC, 1111 Third Ave, Seattle Washington or at such other time and place as the Parties may agree (the "Closing"). At Closing, the KK shall deliver to TCI one or more stock certificates representing the Shares, one or more Warrants representing the Warrants dated the date of the Closing (the "Closing Date") and registered in the name of TCI, against payment by TCI of (Yen)|*| and one or more Warrants representing the Warrants dated the Closing Date and registered in the name of TCI, against payment by TCI of (Yen)|*|, in immediately available funds to an interest bearing bank account designated by the KK. Upon each subsequent payment referred to in Sections 2.1 and 6.1 in immediately available funds to a bank account designated by the KK, the KK shall deliver to each of TCI and AJI one or more stock certificates representing the Warrant Shares represented by the call of such Warrants, duly registered in the names of TCI and AJI respectively. At the Closing Date, the issuance of Common Stock the capitalization of the KK will be as set forth in Schedule 6.2.

      7. Warranties and Representations of the Parties and the KK.

            7.1 Warranties and Representations of AJI.

                  (a) Authorization. All corporate action on the part of the AJI, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of AJI hereunder and thereunder has been taken or will be taken prior to the Closing, and this Agreement constitute valid and legally binding obligations of the AJI, enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and
(ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

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                  (b) Compliance with Other Instruments. AJI is not in violation or default in any material respect of any provision of its Articles of Incorporation or Bylaws, or in any material respect of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, or, to its knowledge, any provision of any statute, rule or regulation applicable to AJI. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event that results in the creation of any lien, charge or encumbrance upon any assets of AJI or the suspension, revocation, impairment, forfeiture, or non-renewal of any material permit, license, authorization, or approval applicable to AJI, its business or operations or any of its assets or properties.

            7.2 Warranties and Representations of TCI.

                  (a) Authorization. All corporate action on the part of the TCI, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of TCI hereunder and thereunder has been taken or will be taken prior to the Closing, and this Agreement constitute valid and legally binding obligations of the TCI, enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and
(ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

                  (b) Compliance with Other Instruments. TCI is not in violation or default in any material respect of any provision of its Articles of Incorporation or Bylaws, or in any material respect of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, or, to its knowledge, any provision of any statute, rule or regulation applicable to TCI. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event that results in the creation of any lien, charge or encumbrance upon any assets of AJI or the suspension, revocation, impairment, forfeiture, or non-renewal of any material permit, license, authorization, or approval applicable to AJI, its business or operations or any of its assets or properties.

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            7.3 Warranties and Representations of the KK.

                  (a) Organization, Good Standing and Qualification. The KK is a corporation duly organized, validly existing and in good standing under the laws of Japan and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The KK is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

                  (b) Valid Issuance of Common Stock. The Shares and Warrant Shares that are being purchased by TCI and the Warrant Shares purchased by AJI, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of any liens, encumbrances and restrictions on transfer other than restrictions on transfer under this Agreement and applicable Japanese securities laws. The Common Stock issuable upon conversion of the Warrant Shares purchased under this Agreement has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Amended and Restated Articles of Incorporation, will be duly and validly issued, fully paid, and nonassessable and will be free of any liens, encumbrances and restrictions on transfer other than restrictions on transfer under this Agreement, and applicable Japanese securities laws.

                  (c) Compliance with Other Instruments. The KK is not in violation or default in any material respect of any provision of its Articles of Incorporation or Bylaws, or in any material respect of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, or, to its knowledge, any provision of any statute, rule or regulation applicable to KK. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event that results in the creation of any lien, charge or encumbrance upon any assets of KK or the suspension, revocation, impairment, forfeiture, or non-renewal of any material permit, license, authorization, or approval applicable to KK, its business or operations or any of its assets or properties.

      8. Pro Rata Right to Maintain Percentage Interest.

            8.1 Each Party shall have the right to purchase its pro rata share (as defined herein) of all Equity Securities that the KK may, from time to time, propose to sell and issue, other than as excluded by Section 8.5. The KK may, at its election, sell to each such Party its pro rata amount of new Equity Securities at the initial closing of the sale of such securities or at a subsequent closing which shall take place within ninety (90) days of the initial closing. A

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Party's pro rata share shall be equal to its Percentage Interest immediately prior to the issuance of such Equity Securities.

            8.2 If the KK proposes to issue any Equity Securities, it shall give each Party written notice before such issuance or within ten (10) days thereafter, describing the type of Equity Securities, the price and the number of shares and the general terms and conditions upon which the KK proposes to issue or issued the same. Each Party shall have thirty (30) days from the date of such notice to agree to purchase up to the amount of Equity Securities equal to such Party's Percentage Interest of all Equity Securities proposed to be issued under Section 8.1 for the price and upon the general terms and conditions specified in the notice by giving written notice to the KK and stating therein the quantity of Equity Securities to be purchased.

            8.3 If less than all the Parties elect to purchase their Percentage Interest of the Equity Securities, then the KK shall promptly notify in writing the Parties who do so elect, and shall offer such Parties the right to acquire such unsubscribed Equity Securities. A Party who does not purchase its entire pro-rata amount shall forfeit its right to purchase any of such Equity Securities without forfeiting any subsequent right to purchase Equity Securities in accordance with its adjusted Percentage Interest. Each Party shall have ten
(10) days after receipt of such notice to notify the KK of its election to purchase all or a portion thereof of the unsubscribed Equity Securities.

            8.4 If any such Party fails to exercise the right to maintain its interest within said periods set forth in subsections (b) and (c), the KK shall have ninety (90) days thereafter to sell the Equity Securities in respect of which the Parties' rights were not exercised, at a price and upon general terms and conditions no more favorable to the purchasers thereof than specified in the KK's notice to the Parties pursuant to Section 8.2. If the KK has not sold such Equity Securities within such 90-day period, the KK shall not thereafter issue or sell any Equity Securities without first offering such securities to the Parties in the manner provided above.

            8.5 The rights in this Section 8 shall not apply to the issuance by the KK of any of the following Equity Securities:

                  (i) Shares of common stock and/or options, warrants or other common stock purchase rights issued or to be issued to employees, officers or directors of, or consultants or advisors to the KK or any Affiliate of the KK (other than any of the Parties), pursuant to stock purchase or stock option plans or other similar arrangements approved by the Board of Directors of the KK;

                  (ii) Equity Securities issued as consideration in lieu of cash pursuant to a merger, consolidation, acquisition or similar business combination;

                  (iii) Equity Securities used in connection with any stock split or stock dividend of the KK;

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                  (iv) Equity Securities issued as consideration in connection with the purchase of all or substantially all the assets of another business entity or division of another business; and

            (v) Equity Securities issued in connection with the purchase or license of any tangible or intangible assets for use in the KK's business, including without limitation, patents, trade secrets and leasehold interests, the lease of equipment by the KK, the provisions of lease financing to the KK or the purchase of any products by the KK.

      9. Duties of the Parties.

            9.1 AJI's Duties. AJI shall use reasonable commercial efforts to cause the KK to contract with TCI or an affiliate of TCI for advertising services and back office support if offered at no more than arms-length prices.

            9.2 TCI's Duties. TCI shall use its best efforts to facilitate the start-up of the KK including leasing office space, hiring employees and business planning for the KK.

      10. Directors, Officers and Employees. The Directors, Statutory Auditors, Representative Directors and Officers of the KK shall be appointed in the following manner:

            10.1 Directors. The Board of Directors of the KK (the "Board") shall consist of four members, two of whom shall be designated by TCI and two of whom shall be designated by AJI. One of the designees of TCI shall be the President of the KK. One AJI designee shall be a Representative Director (daihyo) as permitted under the Japanese Commercial Code. TCI and AJI shall always designate the same number of directors to the Board. If a vacancy occurs on the Board, a new director shall be nominated by the party that nominated the director whose office has been vacated, and an election to fill such vacancy shall be held at a shareholders' meeting to be called without delay. The Parties agree to exercise their representative voting rights as shareholders of the KK so as to ensure that the persons nominated as directors by the Parties are elected.

            10.2 Statutory Auditor. The KK shall have the three required statutory auditors (kansayaku) one of whom shall be nominated by TCI upon consultation with and subject to the prior approval of AJI, such approval not to be unreasonably withheld or delayed. At least one statutory auditor must serve on a full-time basis, and at least one must be an individual who has not served as a director or been employed as a director or been employed as a manager or in another position by the KK, AJ, or TCI or an Affiliate of either during the past five (5) years. The Parties agree to exercise their representative voting rights as shareholders of the KK so as to ensure that the person nominated by TCI as statutory auditor in accordance with the foregoing is

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      filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

elected. In addition, the KK shall have the required statutory accountant auditor (kaikei kansanin).

            10.3 President. TCI shall appoint the President of the KK, subject to AJI's approval, not to be unreasonably withheld or delayed. The President shall be a Representative Director (daihyo). The President may be removed by a two-thirds affirmative vote by the Board including the affirmative vote of at least one director designated by AJI and one director designated by TCI. In the event that the office of the President becomes vacant, the selection of the successor shall follow the same procedures in accordance with this Section 10.3.

            10.4 Joint Actions by the President and the AJI appointed Representative Director. All decisions made on behalf of the KK which do not require Board approval but which exceed an aggregate monetary interest of
(Yen)5,000,000 or binds the KK for more than one (1) year shall be made only by the two daihyos jointly.

            10.5 Officers. The President of the KK may appoint officers as is necessary or advisable in the conduct of the affairs of the KK from time to time, subject to the approval of at least one director designated by AJI and one director designated by TCI. Such officers may be removed with or without cause by the Board, subject to the approval of at least one director designated by AJI and one director designated by TCI. Officers shall be delegated such duties, powers and authority (which shall not include the power to amend this Agreement) as the Board may determine. Unless specifically limited by the Board, the officers shall have the authority to delegate such of their duties, powers and authority to such other officers, agents or representatives of the KK as they shall determine.

      11. Shareholder Meetings.

            11.1 Regular Meetings. A regular meeting of shareholders of the KK shall be held once every year in Japan in any location permitted by the Japanese Commercial Code. The Parties shall be given twenty (20) days' prior written notice of such meeting. The KK shall reimburse the Parties for business class airfare in connection with the attendance of at least two representatives of each Party at regular meetings of shareholders.

            11.2 Special Meetings. Each of the Parties shall have the right to request that the Board promptly call a special shareholder meeting. Shareholders shall be given fourteen (14) days' prior written notice of such meeting, which may be held in such place within Japan as determined by the Board. Each party shall bear its own expense of attendance at all special shareholder meetings.

            11.3 Presence at a Meeting. Presence at a meeting requires actual personal attendance or as permitted by the Japanese Commercial Code. Any Party may waive notice of a meeting in writing, either before or after the meeting.

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      filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

            11.4 Quorum. Unless otherwise specifically provided in this Agreement, a quorum of shareholders at any meeting of shareholders shall be shareholders owning a sixty-seven percent (67%) of the Percentage Interest of the KK.

            11.5 Super Majority Provisions. All actions taken by shareholders require an affirmative vote of shareholders owning sixty-seven percent (67%) of the Percentage Interest of the KK, including without limitation:

                  (a) Revisions in the KK Articles of Incorporation

                  (b) Sale, transfer or other disposal of all or substantially all of the KK assets, KK business, KK property, intellectual property rights, or other assets whether by a single transaction or a series of related transactions or not;

                  (c) Grant of exclusive license to any asset or right of the KK;

                  (d) Increase the size of the Board of Directors of the KK;

                  (e) Issuance of Equity Securities;

                  (f) Declaration of dividends to shareholders;

                  (g) The merger or consolidation of the KK with any other entity;

                  (h) Other than as set forth in Section 17, the dissolution or liquidation of the KK, as well as the continuation or reestablishment of the KK following dissolution; or

                  (i) Removal of a director.

                  (j) Ratification of the KK's independent accounting firm.

To the extent permitted by Japanese law, the foregoing approval requirements shall also be set forth in the Amended and Restated Articles of Incorporation of the KK.

      12. Board of Director Meetings.

            12.1 Regular Meetings. The regular meetings of the Board shall be held once every three (3) months. The meetings shall alternate between Tokyo, Japan and Los Angeles, California. Each party shall bear its own expense of attendance at all Board meetings.

            12.2 Special Meetings. Special meetings of the Board may be called by any member of the Board upon at least seven (7) days notice for the meeting. Each party shall bear its own expense of attendance at all Board meetings.

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      filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

            12.3 Presence at a Meeting. Directors may participate in a regular or special meeting of the Board by, or conduct the meeting through the use of, any means of communication permissible under the Japanese Commercial Code. Attendance at a meeting, either in person or by any means of communication permissible under the Japanese Commercial Code, shall constitute waiver of notice and any member may waive notice of a meeting in writing, either before or after the meeting.

            12.4 Quorum: Matters Requiring Board Approval. A quorum of the Board of Directors for the purpose of transacting business at any meeting shall be a majority of its members. Action may be taken at any Board meeting at which a quorum is present by a vote of a majority of the Board present at such meeting, provided that such majority includes the affirmative vote of at least one member designated by AJI and one member designated by TCI.

            12.5 Matters Requiring Board Approval. The following corporate actions shall require approval of the Board, including the affirmative vote of the director designated by AJI and the director designated by TCI:

                  (a) Approvals of stock transfers (other than pursuant to Section 14),

                  (b) Adoption of the Annual Plan and any changes to such Annual Plan,

                  (c) Incurring liabilities not reflected in the Annual Plan which period of indebtedness covers more than one year or which amount exceeds (Yen)5,000,000, and any renewals or revisions thereto,

                  (d)   Disposition or acquisition of assets exceeding
                        (Yen)5,000,000 per year not reflected in the Business Plan,

                  (e) Strategies and actions concerning trademark adoption and intellectual property protection,

                  (f) Contracts concerning the license or transfer of intellectual property of the KK, excluding standard form agreements previously approved by the Board in accordance with this Article 12.5,

                  (g) Any guarantee of indebtedness or liabilities of another person or entity,

                  (h)   Any issuance of corporate debt or bonds,

                  (i)   Any decisions concerning material litigation,

                  (j)   The declaration of any dividends to shareholders,

                  (k) Any hiring of and any terms of employment (including compensation and benefits) for, or any termination of, any officer or key employee of the KK, including the President, COO, CFO, CMO and VP of Sales,

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      filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                  (l) Any increases in stock allocated to the stock option plan,

                  (m) Any transaction where a shareholder is an interested party or,

                  (n) Appointment or removal of the KK's independent accounting firm.

            12.6 Check Approval. Any funds drawn from a KK account in excess of
(Yen)4,000,000 whether by check or electronic payment (such as wire transfer) shall require the signature or other written approval of the President and one director designated by AJI.

      13. Accounting and Records.

            13.1 Records. The KK shall keep true and accurate books of account and records according to the Japanese Commercial Code, tax laws and other relevant laws and regulations of Japan. The KK shall provide each party the accounting information such party requires to comply with its own financial reporting requirements.

            13.2 Inspection. The Parties shall each have the right to inspect the books of account and records as well as the operating conditions of the KK, at the cost of such Party.

            13.3 Auditing. The KK shall engage (in accordance with Section 11.5) an independent accounting firm to audit its books and records.

            13.4 Reports. The KK will deliver to each Party: (a) an unaudited balance sheet, statement of operations and statement of cash flows for each month within thirty (30) days following the end of such month; (b) an unaudited balance sheet, statement of operations and statement of cash flows for each quarter within forty (40) days following the end of such quarter; and (c) an audited balance sheet, statement of operations and statement of cash flows for each fiscal year within seventy (70) days following the end of such year. Unaudited statements will be prepared in accordance with the books and records of the KK and will fairly present the financial condition and results of operations of the KK for the respective period. Audited statements will be prepared in accordance with Japanese generally accepted accounting principles consistently applied.

            13.5 Annual Plan. The President of the KK shall draft the Annual Plan which shall be completed no later than the beginning of each operating fiscal year of the KK and which shall be reviewed, and, if approved, adopted at the first Board meeting of each fiscal year.

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      filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

      14. Transfer of Common Stock; Right of First Refusal; Co-Sale Right.

            14.1 Transfer of Shares. Each shareholder may transfer its Common Stock in the KK subject to the provisions of Sections 14.2 through 14.5. Each shareholder shall not transfer its shares of Common Stock to a entity (or that company's majority owned subsidiary) set forth in the Schedule 14.1. Transfers by a Shareholder to its Affiliate shall not be subject to the Right of First Refusal set forth in Section 14.2 or Co-Sale Right set forth in Section 14.5.

            14.2 Right of First Refusal. In the event that a shareholder (the "Selling Shareholder") desires to sell, transfer or dispose any of its Common Stock in the KK, it shall offer to sell such Common Stock first to each other shareholder (the "Non-selling Shareholder") and second, to the KK, at a price and terms equal to: (i) in the event a third party offers to purchase such Common Stock, the price and terms at which the prospective purchaser intends to purchase such Common Stock, provided the Selling Shareholder first delivers a written copy of the offer which includes the names of the third party, the number of Common Stock the third party intends to purchase, and the price it intends to pay, to each Non-selling Shareholder; (ii) in the event the Selling Shareholder desires to transfer the Common Stock for no consideration, the Fair Market Value; or (iii) in any event, such other price and terms as the shareholder may agree upon. The provisions of this paragraph shall not apply to transfers of a shareholder's Common Stock to its Affiliate.

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      filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

            14.3 Offer Procedure.

                  (a) A Non-selling Shareholder to which an offer is made pursuant to Section 14.2 above shall have thirty (30) days from the date of receipt of the offer within which to accept such offer. If more than one Non-selling Shareholder wishes to purchase Common Stock, each may purchase a portion of the offered shares equal to its Percentage Interest divided by the Percentage Interest of all Non-selling Shareholder desiring to purchase the shares. In the event that any Non-selling Shareholder fails to purchase their maximum portion of the offered Common Stock, such Non-selling Shareholder will notify the other Non-selling Shareholder, and the Non-selling Parties which desire to purchase such Common Stock shall have an ten (10) days from having received notice of such notice of non-purchase to purchase their share of the unpurchased portion.

                  (b) In the event that the offer to purchase the Selling Shareholder's Common Stock is not accepted or is accepted for less than the number of shares of Common Stock offered by the Selling Shareholder pursuant to
Section 14.3(a), the Selling Shareholder shall offer such remaining shares of Common Stock to the KK for an additional period of fifteen (15) days. Such right to purchase Common Stock by the KK is, upon approval by the Board, assignable by the KK to any other person or entity.

                  (c) In the event that the offer to purchase the Selling Shareholder's Common Stock is not accepted or is accepted for less than the number of shares of Common Stock offered by the Selling Shareholder pursuant to Sections 14.3(a) and 14.3(b), the Selling Shareholder shall, within thirty (30) days following the expiration of such fifty-five (55) day period, seek the Board's approval of a sale or transfer of the Common Stock not accepted to a specified third party; provided, however, that in the event that a sale or transfer to such third party is proposed on terms less favorable to the Selling Shareholder than the terms of the offer made pursuant to Section 14.2 above, then such transfer may not be completed without the Selling Shareholder again adhering to the terms of this Section 14.3 with regard to the revised terms. In no event shall the Selling Shareholder offer Common Stock to a competitor of the KK or of any other Party.

            14.4 Transferee Obligations. It shall be a condition to any sale or transfer of voting shares to any third party that such third party shall become a party to this Agreement.

            14.5 Co-Sale Right. If at any time a Shareholder (a "Co-Sale Shareholder") desires to sell all or any part of Common Stock held by it (the Common Stock proposed for sale being the "Co-Sale Shares") to any person or entity (a "Purchaser"), each Shareholder shall have the right to participate in such sale of Common Stock, except as limited herein. Each Shareholder electing to exercise this right (a "Participating Shareholder") may sell to the Purchaser, on the same terms and conditions applicable to the sale by the Co-Sale Shareholder, that number of shares of Common Stock held by such Participating Shareholder equal to the product obtained by multiplying the number of Co-Sale Shares by a fraction, the numerator of

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      filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

which is the number of Common Stock owned by the Participating Shareholder (calculated on a fully-diluted basis) and the denominator of which is the aggregate number of Common Stock owned by all Participating Shareholders (calculated on a fully-diluted basis).

            14.6 Shareholders Agreement. The Parties shall cause the KK to adopt a Shareholders Agreement to be signed by all shareholders of voting stock of the KK which shall at least contain the provisions set forth in this Section 14, and shall provide that the KK's stock certificates shall be appropriately legended as notice of the transfer restrictions set forth in this Section 14.

      15. Term. This Agreement shall become effective as of the Closing Date and shall continue unless earlier terminated by unanimous agreement of the Parties or as provided herein.

      16. Termination of this Agreement.

            16.1 Triggering Events. This Agreement may be terminated by a Party (the "Terminating Party") by written notice of termination to the other Party, in the event another Party (hereinafter the "Defaulting Party"):

                  (a) commits a material breach of this Agreement and fails to remedy such breach within sixty (60) days from the date of notice of breach;

                  (b) becomes insolvent or becomes a party, voluntarily or involuntarily, to bankruptcy, composition for the benefit of creditors, or reorganization proceedings; or

                  (c) becomes dissolved and liquidated or discontinues its business (excluding a reorganization or merger of a Party into an Affiliate or transfer of all or substantially all of Party's assets to an Affiliate).

      Such notice of termination must be delivered within 120 days after the Terminating Party becomes aware of a triggering event. After the expiration of such 120-day time period, such right to give notice of termination shall end and be null and void. In all cases Defaulting Party shall have 60 days from date of notice of termination to cure the breach.

            16.2 Termination for TCI's Breach. This Agreement may be terminated by AJI by written notice of termination to TCI, in the event TCI fails to make its payment in accordance with the schedule set forth in Section 6.1. TCI shall have the right to cure within ten (10) Business days from the date of notice of breach.

            16.3 Terminating Party Remedies.

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      filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                  (a) In the event that this Agreement is terminated pursuant to
Section 16.1 above, effective 120 days after the date of notice of termination, the Terminating Party shall be entitled to: (i) dissolve the KK pursuant to Sections 16.4, and 16.5 or 16.6 or (ii) purchase the Defaulting Party's Common Stock at a purchase price equal to the Fair Market Value of the Common Stock at the time of default.

                  (b) In the event that this Agreement is terminated pursuant to TCI's breach described in Section 16.2 above, AJI may purchase all or part of TCI's Shares in the KK at a purchase price of (Yen)|*| per Share.

            16.4 Dissolution; Liquidation. In the event of a termination, dissolution or liquidation of the KK for whatever reason, the Parties shall:

                  (a) Cooperate with the Terminating Party in the dissolution, liquidation and termination proceedings of the KK;

                  (b) To the extent the KK has assets available for distribution to its shareholders, each of TCI and AJI shall be entitled to a return of its entire capital contribution;

                  (c) Subject to Sections 16.5 and 16.6 below, distribute all remaining assets in proportion to each Party's then current Percentage Interest in the KK.

            16.5 Dissolution by Mutual Agreement. In the event of a termination, dissolution or liquidation of the KK by mutual agreement of the Parties, the Parties shall:

                  (a) Distribute to AJI and TCI for their free and unrestricted use, the Localized AJ Assets and KK Assets. AJI will provide technical support to TCI at AJI's then current market rate for at least six (6) months;

                  (b) AJI shall have exclusive use of the "Ask Jeeves" trademarks and design as well as the URLs. TCI will transfer ownership in the URLs to any AJI designated entities. TCI shall be compensated for the fair market value of the goodwill built up in the URLs in proportion to its ownership share in the KK. TCI shall have exclusive use of all other URLs registered by the KK. AJI shall be compensated for the fair market value of the goodwill built up in the other URLs;

                  (c) For six (6) months after dissolution of the KK: (i) the URLs and their permutations will direct 50% of the Web users to the Web site operated by TCI and 50% of the Web users to the Web site operated by AJI, and
(ii) TCI shall post a banner advertisement and link to AJI's Web site, and AJI will post a banner advertisement and link to the TCI Web site, each directing users to the other's Web site.

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      filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

            16.6 Dissolution by reason of a Material Breach. In the event of a termination, dissolution or liquidation of the KK due to a material breach by a Party, the Terminating Shareholder shall have the ongoing exclusive use of the Localized AJ Assets and KK Assets subject to any agreed upon restrictions thereto, and all agreements shall be assigned to the Terminating Shareholder and shall continue in full force and effect.

            16.7 Nonexclusive Remedy. Nothing in this Agreement shall be construed to restrict any Party's claims against any other Party for damages in the event of a breach of this Agreement.

      17. Confidentiality

            17.1 Definition. "Confidential Information" shall mean any data or information disclosed hereunder (whether written or oral or graphical) that relates to the disclosing party's products, financial information, technology, research, development, customers or business activities, and which is confidential or proprietary to or a trade secret of the disclosing party, provided that either the information is marked or identified as confidential at the time of disclosure or any other information that from the circumstances of its disclosure, ought in good faith be treated as confidential. Confidential Information includes, without limitation, any data or information related to, and any user information retained by, or stored by, a Web Site of AJI or its Affiliates, and amounts paid to KK by TCI. Confidential Information shall not include any information, data or material which: (1) the disclosing party expressly agrees in writing is free of any nondisclosure obligations; (2) at the time of disclosure to the receiving party was known to the receiving party (as evidenced by documentation in the receiving party's possession) to be free of any non-disclosure obligations; (3) is independently developed by the receiving party (as evidenced by documentation in the receiving party's possession); (4) is lawfully received by the receiving party, free of any non-disclosure obligation, from a third party having the right to so furnish such Confidential Information; or (5) is or becomes generally available to the public without any breach of this Agreement or unauthorized disclosure of such Confidential Information by the receiving party.

            17.2 Agreement of Confidentiality. Except as expressly authorized by any other Party, each Party agrees not to disclose, use or permit the disclosure or use by others of any Confidential Information unless and to the extent such Confidential Information is marked or designated in writing as suitable for disclosure and is provided for a purpose that reasonably contemplates disclosure to or use by others. The foregoing confidentiality obligation shall also apply to the contents of this Agreement.

            17.3 Standard of Care. In furtherance, and not in limitation of the foregoing Section 17.2, each Party agrees to do the following with respect to any such Confidential Information: (i) exercise the same degree of care to safeguard the confidentiality of, and prevent the unauthorized use of, such information as that Party exercises to safeguard the confidentiality of its own Confidential Information; and (ii) instruct and require such advisors, employees, sub-

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      filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

licensees, and agents to maintain the confidentiality of such information and not to use such Confidential Information except as expressly permitted herein. Each Party further agrees not to remove or destroy any proprietary or confidential legends or markings placed upon any documentation or other materials.

            17.4 Government Disclosures. The obligations under this Section 17 shall not prevent the Parties from disclosing the Confidential Information or terms of this Agreement to any governmental authority as required by law or regulation (including those requiring filing of documents in connection with registrations under the Securities Act of 1933) or as ordered by a court (provided that the Party intending to make such disclosure in such circumstances: (i) has given the appropriate other Party prompt notice prior to making such disclosure so that the other Party may seek a protective order or other appropriate remedy prior to such disclosure, (ii) cooperates fully with the other Party in seeking such order or remedy), and seek Confidential Treatment of the Confidential Information, this Agreement when disclosed to a governmental authority. In the event the governmental authority denies Confidential Treatment, the Parties will use their best efforts to redact Confidential Information, financial information and payment schedules from this Agreement.

            17.5 The KK Confidentiality Obligation. The KK shall require each employee, independent contractor, consultant and any other person who will have access to Confidential Information of the KK or of any Party to enter into a confidentiality agreement and, if applicable, an inventions assignment agreement, the forms of which are to be approved by the Board.

      18. Right of First Negotiation. AJI hereby grants to TCI a right of first negotiation to enter into a joint venture for the non-English localization and distribution of current and future products, services, content, technology and trademarks and other intellectual property used by AJ, including the Corporate Answer Service products and services in China, Korea, Taiwan and non-English speaking markets within the Pan-Asian region where AJI is not in joint venture negotiations as of the date of execution of this Agreement. TCI hereby agrees that in each of these markets it will be required to share its one-half (1/2) ownership of the joint venture with a local partner, which local partner shall be chosen by mutual agreement between TCI and AJI.

      19. Conditions of the Parties Obligations.

            19.1 The obligations of TCI to the KK under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against TCI unless it consents in writing thereto:

                  (a) Performance. AJI and the KK shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

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      filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                  (b) Secretary's Certificate. The KK shall deliver to TCI a certificate certifying the KK's Articles, Bylaws and resolutions approved by the Board relating to the issuance of the Shares.

                  (c) Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of Japan or of any county that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be duly obtained and effective as of the Closing.

                  (d) Filing of Certificate. The Articles shall have been accepted for filing with the appropriate regulatory authority in Japan.

                  (e) Board of Directors. The directors of the KK shall consist of four (4) persons, two (2) persons designated by TCI and two (2) persons designated by AJI.

                  (f) Business Plan. AJI shall have approved of the Business
Plan.

                  (g) Warrant. The KK and AJI shall have approved of the Warrant.

            19.2 The obligations of the KK to TCI under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by TCI:

                  (a) Performance. TCI and the KK shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing

                  (b) Payment of Purchase Price. TCI shall have delivered the purchase price specified in Section 6.1.

                  (c) Business Plan. TCI shall have approved of the Business
Plan.

                  (d) Warrant. TCI shall have approved of the Warrant.

      20. Notices. All notices required or permitted to be given hereunder shall be in writing and shall be given by registered airmail, hand delivery or by facsimile transmission to the following addresses:

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      filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

             To TCI:              Trans Cosmos Inc.
                                  3-3-3, Akasaka
                                  Minato-ku, Tokyo 107, Japan
                                  Fax: 03-3586-2880
                                  Attention: Koki Okuda, President

             With a copy to       Foster Pepper & Shefelman, PLLC
                                  1111 Third Avenue
                                  Suite 3400
                                  Seattle, Washington 98101
                                  Fax: 206-749-2066
                                  Attention: Lucas D. Schenck

             To Company:          Ask Jeeves International, Inc.
                                  12100 Wilshire Boulevard
                                  Los Angeles, CA 90025
                                  Fax: 310-207-9519
                                  Attention: George Lichter, CEO

             With a copy to:      Cooley Godward LLP.
                                  Five Palo Alto Square
                                  Palo Alto, CA 94306
                                  Fax: 650-849-7400
                                  Attention: James Kitch

             And (required to
             constitute notice):  Ask Jeeves, Inc.
                                  5858 Horton Street
                                  Emeryville, CA 94608
                                  Fax: 510-985-7507
                                  Attention: Cynthia Pevehouse, General Counsel

             To the KK:           Ask Jeeves Japan, Inc.
                                  3-3-3, Akasaka
                                  Minato-ku Tokyo, 107
                                  Japan

      21. Assignment of Rights and Obligations. This Agreement and the rights and obligations hereunder may not be assigned without the other Party's prior written consent except, (i) the sale of all or substantially all of the assets of a Party, or any merger, consolidation or other transaction or series of related transactions in which the voting equity holders of a Party immediately prior to any such transaction are holders of less than a majority of the voting securities of the surviving entity, shall NOT constitute an assignment for which consent is

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      filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

required under this Section 21, and (ii) the Parties may assign their rights and delegate their obligations under this Agreement to their respective Affiliates.

      22. Succession of Rights and Obligations. This Agreement is binding on all Parties and their successors and assigns. The Parties hereto shall cause their successors and assigns, including without limitation those resulting from merger, consolidation, acquisition or other like events, to perform their obligations under this Agreement.

      23. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Japan.

      24. Dispute Escalation Procedures. The Parties agree to discuss differences of opinion and attempt an amiable resolution of any disputes prior to initiating any formal actions. In this regard, any disputes between the Parties which cannot be resolved with the best efforts of the Parties under normal circumstances shall be referred to the chief executive officer of each Party and such chief executive officers shall make themselves available on an as needed basis in an attempt to resolve the dispute.

      25. Arbitration. Any unresolved disputes shall be finally settled by arbitration in accordance with the rules then in effect of the Japan Commercial Arbitration Association by one arbitrator appointed in accordance with such rules. Any such arbitration shall be held in Tokyo, Japan and shall be conducted in Japanese (with English translation to the extent requested by AJI). The arbitration award shall be final and binding upon the parties, and judgment on such award may be entered in any court having jurisdiction thereof. The Parties shall keep any proceedings and award confidential.

      26. Entire Agreement, Modification, Waiver.

            26.1 Entire Agreement. This Agreement constitutes the entire agreement of the Parties with respect to the subject matter hereof, and supersedes all prior or other agreements, verbal or written, which may exist between the Parties. This Agreement may not be modified except by a written agreement signed by duly authorized representatives of each Party.

            26.2 Saving Provision. If any part of this Agreement is held to be unenforceable, it shall not affect any other part. If any part of this Agreement is held to be unenforceable as written, it shall be enforced to the maximum extent allowed by applicable law.

            26.3 Waiver. No waiver of any provision of this Agreement shall be valid unless in writing, signed by the party against whom the waiver is sought to be enforced. The waiver of any breach of this Agreement or failure to enforce any provision of this Agreement shall not waive any later breach.

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      filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

      27. Survival of Provisions.

            27.1 General. Sections 16.4, 17 and 21 through 27 shall survive indefinitely the termination of this Agreement. Except as otherwise explicitly set forth in this Agreement, upon the termination of the Agreement all other provisions shall terminate.

            27.2 Confidentiality. If a Party sells or transfers all of its Common Stock in the KK, or if the KK is dissolved, or if this Agreement is terminated for any reason, the obligations hereunder of each Party to the other and to the KK will terminate, except the obligations under Section 17 will continue to survive indefinitely after any such transfer, dissolution or termination.

            27.3 Initial Public Offering. Sections 8, 10.1, 11.1, 12.4, 14, ERROR! REFERENCE SOURCE NOT FOUND., and 16 shall terminate upon a public offering of securities of the KK which has been approved by the Board.

            27.4 Ownership Reduction. If a Party's Percentage Interest is less than or if it is reduced below 10%, such Party shall not benefit from or be able to enforce any provisions in Sections 8, 10, 11.1, 11.4, 11.5, 12.4, 14, ERROR! REFERENCE SOURCE NOT FOUND. and 16, but such provisions shall be obligations of and may be enforced against such Party.

      28. Additional Parties. Additional parties may be admitted to this joint venture and may join in this Agreement upon unanimous consent of other Parties. In such case, Schedule 6.2 should be revised accordingly and following such revision shall be distributed to all Parties.

      29. Announcement. Except as otherwise stated in Section 17.4, the Parties may announce the existence of their relationship and this Agreement only upon unanimous agreement. Any press releases by a Party relating to this Agreement shall be unanimously approved in advance by all Parties.

      30. Counterparts, Language.

            30.1 This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which shall be deemed to constitute one and the same agreement.

            30.2 This Agreement shall be made in the English language, which language shall be controlling in all respects. A Japanese translation may be prepared for the general reference of the Parties, but shall have no legal effect. In the event that there is any inconsistency between the English original and the Japanese translation, the English original shall prevail.

      31. Reservation of Right to Revise Joint Venture Structure. The Parties hereby agree to cooperate and act in good faith to change the method of effecting the establishment of the KK

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      treatment has been requested with respect to the omitted portions.

and TCI's purchase of Equity Securities; provided, however, (a) no such change shall alter or change the amount of Equity Securities to be issued to TCI as provided in this Agreement, and (b) no such change shall adversely affect the tax treatment to the Parties.

      32. Force Majeure. Each Party will have no liability to the other Party as a result of any delay or failure in the performance of such party's obligations under this Agreement if the delay or failure is caused by events or circumstances beyond such party's control including earthquakes, fires, floods, riots, wars, labor disputes, shortages of materials or supplies, changes in laws or government requirements, and transportation difficulties. If either Party is prevented from performing any of its obligations hereunder due to any such event or circumstance beyond its control, it will use reasonable efforts under the circumstances to notify the other Party and to resume performance as soon as reasonably possible.

      33. AJURL Registration. The KK will register and own any and all additional URLs that serve the KK. The KK acknowledges that the AJURL, or any portion of it, may be registered in the name of one or more entities not owned or controlled by AJI. The parties further acknowledge that the AJURL, or any portion of it, may be registered in the name of one or more entities not owned or controlled by TCI and the KK. Notwithstanding anything to the contrary provided in this Agreement, each of TCI and the KK undertakes that (at such time when such assignment and transfer shall be permitted under Japanese law) upon AJI's request it shall cause such entity or entities controlled by TCI or the KK (as the case may be) to freely assign and transfer to AJI (or such entity or entities as AJI may designate for that purpose) The KK will register and own any and all additional URLs that serve the KK. The KK acknowledges that the AJURL, or any portion of it, may be registered in the name of one or more entities not owned or controlled by AJI. The parties further acknowledge that the AJURL, or any portion of it, may be registered in the name of one or more entities not owned or controlled by TCI and the KK. Notwithstanding anything to the contrary provided in this Agreement, each of TCI and the KK undertakes that (at such time when such assignment and transfer shall be permitted under Japanese law) upon AJI's request it shall cause such entity or entities controlled by TCI or the KK (as the case may be) to freely assign and transfer to AJI (or such entity or entities as AJI may designate for that purpose).

                    SIGNATURES APPEAR ON THE FOLLOWING PAGES

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      treatment has been requested with respect to the omitted portions.

      IN WITNESS WHEREOF, the authorized representatives of the Parties hereto have signed this Joint Venture Agreement as of the date and year set forth above.

Trans Cosmos USA Pacific Holdings Company III.

Signature: /s/ Masatake Okudu
          -------------------------------

Print Name:    Masatake Okudu
           ------------------------------

Title:         Executive Vice President
      -----------------------------------

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      filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

        IN WITNESS WHEREOF, the authorized representatives of the Parties hereto have signed this Joint Venture Agreement as of the date and year set forth above.

Ask Jeeves International, Inc.

Signature:  /s/ George Lichter
          ---------------------------------
Print Name:     George Lichter
           --------------------------------
Title:          President
      -------------------------------------
        IN WITNESS WHEREOF, the authorized representatives of the Parties hereto have signed this Joint Venture Agreement as of the date and year set forth above.

Ask Jeeves Japan, Inc.

Signature:  /s/ Seinosuke Sato
          ---------------------------------
Print Name:     Seinosuke Sato
           --------------------------------
Title:          President
      -------------------------------------

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      filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   SCHEDULE 4

              Ask Jeeves Kabushiki Kaisha Articles of Incorporation

(TRANSLATION)

                            ARTICLES OF INCORPORATION

                                       OF

                                A.J.J. Co., Ltd.

                          Authenticated on May 17, 2000

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      treatment has been requested with respect to the omitted portions.

(TRANSLATION)

                            ARTICLES OF INCORPORATION

                                       OF

                                A.J.J. Co., Ltd.

               CHAPTER I                    GENERAL PROVISIONS

Article 1.     (Corporate Name)

This Company shall be called "Kabushiki Kaisha A.J.J.," which shall be expressed in English as "A.J.J. Co., Ltd."

Article 2.     (Objects and Purposes)

The objects and purposes of the Company shall be as follows:

        (a)    Providing Internet Web site information and operating services;

        (b) Research, development, design, production, sales and leasing of Internet software products;

        (c) Providing research, development, design and maintenance service for information technology and operating systems; and

        (d) To conduct any and all business incidental or relating to the above.

Article 3.     (Location of Head Office)

The Company shall have its head office located at Chiyoda-ku, Tokyo.

Article 4.     (Method of Public Notice)

All public notices of the Company shall be published in the Official Gazette (Kampo).

               CHAPTER II                   SHARES

Article 5.     (Number of Shares Authorized to be Issued by the Company)

The total number of shares of stock authorized to be issued by the Company shall be Eight Hundred (800) shares.

Article 6.     (Type and Par Value of Shares)

All shares issued by the Company shall be of a single class of par value common stock in registered form and shall have a par value of |*| Yen ((Yen)|*|) per share.

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      filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Article 7.     ( Type of Share Certificates)

All share certificates to be issued by the Company shall be in denomination of one (1) share each or in such other denominations as shall be determined by the Board of Directors.

Article 8.     (Waiver of Possession of Share Certificates)

To waive possession of share certificates, a written waiver in the form prescribed by the Company bearing the name and the seal impression of the person concerned and the share certificates representing such shares, if any, shall be submitted to the Company; provided, however, that if no share certificate has been issued by the Company, submission of share certificates shall not be required. If a shareholder who has waived possession of share certificates desires to request reissuance or return of share certificates, he shall submit to the Company a written request in the form prescribed by the Company bearing his name and seal impression.

Article 9.     (Registration, Etc., of Shares and Shareholders)

The procedures for registration of transfer or pledge of shares, issuance and reissuance of share certificates, notification of the addresses and representatives of shareholders, fees therefor, and other similar matters shall be established by regulations of the Board of Directors.

Article 10.    (Closing of the Register of Shareholders)

Entries in the register of shareholders of the Company shall be suspended from the day following the last day of the business year of the Company until the closing of the ordinary general meeting of shareholders pertaining to the same business year. In addition to the case provided for in the preceding sentence, the Company may suspend any new entry in the register of shareholders, whenever necessary to determine persons entitled to exercise their rights as shareholders or pledgees, upon giving prior public notice thereof.

Article 11.    (Restriction on Transfer of Shares)

Any transfer of shares of stock of the Company shall require approval by the Board of Directors.

               CHAPTER III                  GENERAL MEETINGS OF SHAREHOLDERS

Article 12.    (Convocation of General Meeting of Shareholders)

The ordinary general meetings of shareholders of the Company shall be convened within three (3) months after the close of each business year of the Company. Extraordinary general meetings of shareholders of the Company may be convened from time to time by resolution of the Board of Directors whenever necessary.

Article 13.    (Person to Convene Meetings and Chairman Thereof)

Except as otherwise required by mandatory provisions of law, general meetings of shareholders shall be convened by the representative director of the Company in accordance with a resolution

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      filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

of the Board of Directors, and the representative director of the Company shall act as chairman (Gicho) at such meetings. If the representative director of the Company is unable to convene any general meetings of shareholders or to act as chairman at any general meetings of shareholders, then any director of the Company shall take his place in the order previously determined by the Board of Directors.

Article 14.    (Notice of Convocation)

In convening the general meetings of shareholders, notice shall be sent to each shareholder of record, either by mail or by facsimile, not less than thirty (30) days prior to the date of convocation of each such meeting, setting forth in full the agenda of the meeting and the text of all resolutions proposed for adoption at such meeting; provided, however, that such period of notice may be shortened for a particular meeting in the case of urgent necessity with the unanimous written consent of all the shareholders of record.

Article 15.    (Place of Meetings)

All ordinary and extraordinary general meetings of shareholders of the Company shall be held at the head office of the Company or at any other place that may be designated by the unanimous consent of all the shareholders of record.

Article 16.    (Resolutions)

Except as otherwise required by mandatory provisions of law or as otherwise provided for in these Articles of Incorporation, resolutions of a general meeting of shareholders shall be adopted by a majority of votes cast at a meeting at which shareholders holding a majority of the issued and outstanding shares are present or represented by proxy.

Article 17.    (Proxy Voting)

A shareholder may exercise his vote by proxy. The proxy need not be a shareholder of the Company; provided, however, that such proxy shall present to the Company a document evidencing his appointment as proxy for each general meeting of shareholders.

Article 18.    (Minutes of Meetings)

Except as otherwise required by mandatory provisions of law, the substance of the agenda of business at general meetings of shareholders and the results thereof shall be recorded in minutes of the meeting, which shall bear the names and seal impressions or signatures of the chairman and the directors present at the meeting, and all such minutes shall be preserved at the head office of the Company.

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      filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

               CHAPTER IV         DIRECTORS; REPRESENTATIVE DIRECTORS;
                                  BOARD OF DIRECTORS; AND STATUTORY
                                  AUDITORS

Article 19.    (Number of Directors and Statutory Auditors)

The Company shall have three (3) or more directors and one (1) or more statutory auditors.

Article 20.    (Election of Directors and Statutory Auditors)

All directors and statutory auditors shall be elected at general meetings of shareholders.

Article 21.    (Term of Office)

The term of office of each director shall expire at the close of the ordinary general meeting of shareholders to be held with respect to the last business year terms ending within two (2) years subsequent to his assumption of office, and the term of office of statutory auditors shall expire at the close of the ordinary general meeting of shareholders to be held with respect to the last business year terms ending within three (3) years subsequent to his assumption of office. The term of office of any director or statutory auditor elected to fill a vacancy shall be coterminous with the remainder of the term of office of his predecessor. The term of office of a director elected as a result of an increase in the number of directors shall be coterminous with the remainder of the term of office of the other directors.

Article 22.    (Representative Directors)

The Company shall have one (1) or more representative directors. Representative directors shall be elected by resolution of the Board of Directors.

Article 23.    (Board of Directors)

The directors of the Company shall constitute the Board of Directors. The Board of Directors shall decide by resolution all important matters pertaining to the management of the Company, as well as matters prescribed by law or by these Articles of Incorporation.

Article 24.    (Person to Convene Meetings)

Except as otherwise required by mandatory provisions of law, meetings of the Board of Directors shall be convened by the representative director of the Company. If the representative director of the Company is unable to convene any meetings of the Board of Directors, then any director of the Company shall take his place in the order previously determined by the Board of Directors.

Article 25.    (Notice of Convocation)

In convening meetings of the Board of Directors, notice shall be sent to each director not less than three (3) days prior to the date of convocation of each such meeting; provided, however, that such period of notice may be shortened or dispensed for a particular meeting in case of urgent necessity with the unanimous written consent of all directors.

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      filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Article 26.    (Chairman of Meetings)

The representative director of the Company shall act as chairman (Gicho) of meetings of the Board of Directors. If the representative director of the Company is unable to act as chairman of any meetings of the Board of Directors, then any director of the Company shall take his place in the order previously determined by the Board of Directors.

Article 27.  (Quorum)

Except as otherwise required by mandatory provisions of law or as otherwise provided for in these Articles of Incorporation, a quorum for a meeting of the Board of directors shall require the presence of a majority of the directors of the Company elected to office pursuant to these Articles of Incorporation.

Article 28.    (Resolutions)
Except as otherwise required by mandatory provisions of law or as otherwise provided for in these Articles of Incorporation, resolutions of the Board of Directors shall be adopted only by the affirmative vote of a majority of the directors of the Company.

Article 29.    (Minutes of Meetings)

Except as otherwise required by mandatory provisions of law, the substance of the agenda of business at meetings of the Board of Directors and the results thereof shall be recorded in minutes of the meeting, which shall bear the names and seal impressions or signatures of the chairman and the directors present, and all such minutes shall be preserved at the head office of the Company.

Article 30.    (Remuneration of Directors and Statutory Auditors)

The remuneration of the directors and of the statutory auditors shall be separately determined by a resolution of a general meeting of shareholders.

               CHAPTER V                    ACCOUNTING

Article 31.    (Business Year)

The business year of the Company shall commence on January 1 of each year and shall end on December 31.

Article 32.  (Payment of Dividend and Interim Dividend)

        1. Dividends may be paid to the shareholders and pledgees of record as of the last day of each business year of the Company for which dividends are declared (subject to the resolution of the shareholders at the ordinary general meeting of shareholders of the Company) within the scope of such sum as is legally permitted under applicable laws.

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

        2. The Company may, by resolution of the Board of Directors, declare an interim dividend under Article 293-5 of the Commercial Code of Japan to the shareholders and pledgees of record as of the 30th day of June of each year.

        3. The Company shall not be obliged to pay any dividend or interim dividend in cases in which any such dividend has not been collected within three (3) full years after the date such dividend becomes due and payable.

               CHAPTER VI                   SUPPLEMENTARY PROVISIONS

Article 33.    (Shares to be Issued Upon Establishment)

The total number of shares of stock of the Company to be issued upon establishment of the Company shall be Two Hundred (200) par value shares of common stock, and the issuing price of each share shall be |*| Yen ((Yen)|*|).

Article 34.    (Initial Term of Office)

Notwithstanding the provisions of Article 21 of the Articles of Incorporation, the terms of office of the initial directors and statutory auditors of the Company shall expire at the close of the ordinary general meeting of shareholders to be held with respect to the last business term ending within one
(1) year after their assumption of offices.

Article 35.    (Initial Business Term)

The initial business term of the Company shall be from the date of its incorporation to December 31, 2000.

Article 36. (Name and Address of the Promoter and Number of Shares Subscribed Thereby)

Name and address of the promoter of the Company and the number of the shares of stock of the Company subscribed by him is as follows:

                 Name and Address               Number of Shares Subscribed
                 ----------------               ---------------------------
         Shunsuke Saeki                         1 par value share of stock
         San Gebul 103
         7-5, Hiyoshi-honcho 2-chome,
         Kohoku-ku
         Yokohama-shi Kanagawa

IN WITNESS WHEREOF, for the purposes of the establishment of A.J.J. Co., Ltd., these Articles of Incorporation have been prepared, and the promoter has entered his printed name and affixed his seal hereunto.

               May 17, 2000
                                                   Shunsuke Saeki [Seal]
                                                   Promoter

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      treatment has been requested with respect to the omitted portions.

TOBO No. 116 of 2000

                                 AUTHENTICATION

It is hereby certified that the Promoter, Shunsuke Saeki, stated that he himself executed the attached Articles of Incorporation.

                                                  Masato Nakashige
                                                  Notary Public
                                                  Tokyo Legal Affairs Bureau
                                                  4-11, Kojimachi 5-Chome
                                                  Chiyoda-ku, Tokyo

                                                  At the Notary Public Office
                                                  May 17, 2000

This is a certified copy.
                                                  Masato Nakashige    [Seal]
                                                  Notary Public
                                                  Tokyo Legal Affairs Bureau
                                                  4-11, Kojimachi 5-Chome
                                                  Chiyoda-ku, Tokyo

                                                  At the Notary Public Office
                                                  May 17, 2000

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      treatment has been requested with respect to the omitted portions.

                                  SCHEDULE 6.1

                                     Warrant

[English Translations]

                                TERMS OF WARRANT

        These terms are applicable to the warrant attached to the first unsecured bond (with warrant) to be issued on September 1, 2000 by K.K. AJJ based on legal authorization (hereinafter referred to as the "Bond", and the warrant initially attached to the Bond is hereinafter referred to as the "Warrant").

Article 1.

        Description of the Warrant shall be as follows:

1.      Form of stock warrant: Name warrant.

2. Total amount and quantity of exercise value of respective stock warrants: Issued will be one stock warrant for a total of (Yen)|*| of the issue value (hereinafter referred to as the "Exercise Value") of the Company's par value common stock (hereinafter referred to as the "Common Stock") to be issued pursuant to the exercise of the Warrant; provided, however, that the denomination may not be apportioned.

3. Grant ratio of warrants: The total amount of the issue value of the Company's Common Stock that may be subscribed pursuant to the exercise of warrants granted per (Yen)|*| face value of bonds is (Yen)|*|.

4. Description of shares issued pursuant to exercise of warrants: The description of shares to be issued pursuant to the exercise of the Warrant shall be the Company's Common Stock having a current face value of (Yen)|*| per share; provided, however, that if the shares issued pursuant to the exercise of the Warrant are the Company's non par value common stock, such shares shall be the Company's non par value common stock.

5. Exercise Value and total amount of Exercise Value: The Exercise Value shall be (Yen)|*| per share, and the total amount of such Exercise Value shall be (Yen)|*|.

6. Number of shares issued pursuant to exercise of warrants: (1) The number of shares the Company's Common Stock to be issued pursuant to the exercise of the Warrant shall be as follows:

                                   Total amount indicated on Stock Warrant
                               submitted by holder for requesting the exercise
     Number of Shares =                         of the Warrant
                               -------------------------------------------------
                                                Exercise Value

        Fractional shares arising in the foregoing case shall be rounded down.
        (2) A part of the allocation of one Stock Warrant may not be exercised.

7. Term for requesting exercise of warrants: From September 1, 2000 to October 1, 2000 (In the event that the final day of the term for requesting the exercise of rights falls under a non-business day of the bank, the previous business day of the bank will be the final day of such term.)

8. Assignment of warrants: (1) Only the Stock Warrant may be assigned upon separating the Warrant from the Bond. (2) With respect to the transfer of the Warrant, unless the name and address of the acquisitor are indicated on the main book of the Warrant and such name is also indicated on the Stock

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      filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

        Warrant,no person may assert his/her rights pursuant to the Warrant against the Company. (3) The Warrant may only be assigned collectively.

9. Amount of issue value of shares issued pursuant to exercise of rights that shall not be capitalized: The Exercise Value of the Warrant shall be capitalized in its entirety.

Article 2.

1. When the holder of the Warrant wishes to exercise the right thereof, such holder shall fill in the requisite items in a prescribed written request for the exercise of warrants, affix one's name and seal thereunto, submit such written request within the term prescribed in
        Article 1, Paragraph 7 above, and remit the amount to be paid pursuant to the exercise of the Warrant (hereinafter referred to as the "Payment") to the payment-handling bank. The Payment shall be an amount obtained by multiplying the number of shares prescribed in Article 1, Paragraph 6 with the Exercise Value prescribed in Article 1, Paragraph 5 above. Here, fractions less than one yen shall be rounded down.

2. The Warrant holder who exercises the Warrant may not thereafter cancel the same.

3. The exercise of the Warrant shall come into effect at the time the Payment is remitted in the bank handling the payment of the exercise of warrants after the procedures prescribed in Article 2, Paragraph 1 above are completed, regardless of the date indicated on the written request for the exercise of warrants.

Article 3.

        With respect to the initial profit dividends on the Common Stock issued pursuant to the exercise of the Warrant, such profit dividends shall be paid on the premise that the exercise of warrants was implemented at the beginning of the business year to which the exercise date of warrants falls under; provided, however, that when the Company introduces the interim dividend system set forth in Article 293-5 of the Commercial Code, such exercise of warrants shall be treated as having been implemented at the beginning of the business year to which the exercise of warrants falls under if the exercise of warrants is implemented prior to the reference date of the interim dividend, and such exercise of warrants shall be treated as having been implemented on the day following the reference date of the interim dividend if the exercise of warrants is implemented on or after the interim dividend reference date but prior to the final day of the business year to which the exercise of warrants falls under.

Article 4.

        The Company shall deliver the stock certificates promptly after the exercise of the Warrant comes into effect; provided, however, that if the Company retains a transfer register agent, such agent shall make the delivery. Further, if the Company introduces the unit stock system set forth in Article 16 of the supplementary regulations of the Commercial Code, stock certificates shall not be issued for odd lot certificates.

Article 5.

        The bank to handle the payment of the exercise of warrants shall be The Chuo Mitsui Trust and Banking Company, Limited; Toranomon Branch.

Article 6.

        The approval of the board of directors is required for assigning the Company shares.

Article 7.

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      treatment has been requested with respect to the omitted portions.

        Notifications to the Warrant holder shall be made in writing to the address indicated on the main book of the Warrant, and such notifications shall be deemed delivered at the ordinary time of delivery.

Article 8.

        In the event it becomes necessary to change the matters set forth herein or when matters not described herein arise, the Warrant holder and the Company shall execute an agreement in relation to such matters on a case-by-case basis subject to common consent, and such agreement shall form a part of these terms.

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      filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                TERMS OF WARRANT

        These terms are applicable to the warrant attached to the second unsecured bond (with warrant) to be issued on September 1, 2000 by K.K. AJJ based on legal authorization (hereinafter referred to as the "Bond", and the warrant initially attached to the Bond is hereinafter referred to as the "Warrant").

Article 1.

        Description of the Warrant shall be as follows:

1.      Form of stock warrant: Name warrant.

2. Total amount and quantity of exercise value of respective stock warrants: Issued will be one stock warrant for a total of (Yen)|*| of the issue value (hereinafter referred to as the "Exercise Value") of the Company's par value common stock (hereinafter referred to as the "Common Stock") to be issued pursuant to the exercise of the Warrant; provided, however, that the denomination may not be apportioned.

3. Grant ratio of warrants: The total amount of the issue value of the Company's Common Stock that may be subscribed pursuant to the exercise of warrants granted per (Yen)|*| face value of bonds is (Yen)|*|.

4. Description of shares issued pursuant to exercise of warrants: The description of shares to be issued pursuant to the exercise of the Warrant shall be the Company's Common Stock having a current face value of (Yen)|*| per share; provided, however, that if the shares issued pursuant to the exercise of the Warrant are the Company's non par value common stock, such shares shall be the Company's non par value common stock.

5. Exercise Value and total amount of Exercise Value: The Exercise Value shall be (Yen)|*| per share, and the total amount of such Exercise Value shall be (Yen)|*|.

6. Number of shares issued pursuant to exercise of warrants: (1) The number of shares the Company's Common Stock to be issued pursuant to the exercise of the Warrant shall be as follows:

                                   Total amount indicated on Stock Warrant
                               submitted by holder for requesting the exercise
     Number of Shares =                         of the Warrant
                               -------------------------------------------------
                                                Exercise Value

        Fractional shares arising in the foregoing case shall be rounded down.
        (2) A part of the allocation of one Stock Warrant may not be exercised.

7. Term for requesting exercise of warrants: From September 1, 2000 to January 1, 2001 (In the event that the final day of the term for requesting the exercise of rights falls under a non-business day of the bank, the previous business day of the bank will be the final day of such term.)

8. Assignment of warrants: (1) Only the Stock Warrant may be assigned upon separating the Warrant from the Bond. (2) With respect to the transfer of the Warrant, unless the name and address of the acquisitor are indicated on the main book of the Warrant and such name is also indicated on the Stock Warrant, no person may assert his/her rights pursuant to the Warrant against the Company. (3) The Warrant may only be assigned collectively.

9. Amount of issue value of shares issued pursuant to exercise of rights that shall not be capitalized: The Exercise Value of the Warrant shall be capitalized in its entirety.

--------
|*| Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Article 2.

1. When the holder of the Warrant wishes to exercise the right thereof, such holder shall fill in the requisite items in a prescribed written request for the exercise of warrants, affix one's name and seal thereunto, submit such written request within the term prescribed in
        Article 1, Paragraph 7 above, and remit the amount to be paid pursuant to the exercise of the Warrant (hereinafter referred to as the "Payment") to the payment-handling bank. The Payment shall be an amount obtained by multiplying the number of shares prescribed in Article 1, Paragraph 6 with the Exercise Value prescribed in Article 1, Paragraph 5 above. Here, fractions less than one yen shall be rounded down.

2. The Warrant holder who exercises the Warrant may not thereafter cancel the same.

3. The exercise of the Warrant shall come into effect at the time the Payment is remitted in the bank handling the payment of the exercise of warrants after the procedures prescribed in Article 2, Paragraph 1 above are completed, regardless of the date indicated on the written request for the exercise of warrants.

Article 3.

        With respect to the initial profit dividends on the Common Stock issued pursuant to the exercise of the Warrant, such profit dividends shall be paid on the premise that the exercise of warrants was implemented at the beginning of the business year to which the exercise date of warrants falls under; provided, however, that when the Company introduces the interim dividend system set forth in Article 293-5 of the Commercial Code, such exercise of warrants shall be treated as having been implemented at the beginning of the business year to which the exercise of warrants falls under if the exercise of warrants is implemented prior to the reference date of the interim dividend, and such exercise of warrants shall be treated as having been implemented on the day following the reference date of the interim dividend if the exercise of warrants is implemented on or after the interim dividend reference date but prior to the final day of the business year to which the exercise of warrants falls under.

Article 4.

        The Company shall deliver the stock certificates promptly after the exercise of the Warrant comes into effect; provided, however, that if the Company retains a transfer register agent, such agent shall make the delivery. Further, if the Company introduces the unit stock system set forth in Article 16 of the supplementary regulations of the Commercial Code, stock certificates shall not be issued for odd lot certificates.

Article 5.

        The bank to handle the payment of the exercise of warrants shall be The Chuo Mitsui Trust and Banking Company, Limited; Toranomon Branch.

Article 6.

        The approval of the board of directors is required for assigning the Company shares.

Article 7.

        Notifications to the Warrant holder shall be made in writing to the address indicated on the main book of the Warrant, and such notifications shall be deemed delivered at the ordinary time of delivery.

--------
|*| Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Article 8.

In the event it becomes necessary to change the matters set forth herein or when matters not described herein arise, the Warrant holder and the Company shall execute an agreement in relation to such matters on a case-by-case basis subject to common consent, and such agreement shall form a part of these terms.

--------
|*| Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                TERMS OF WARRANT

        These terms are applicable to the warrant attached to the third unsecured bond (with warrant) to be issued on September 1, 2000 by K.K. AJJ based on legal authorization (hereinafter referred to as the "Bond", and the warrant initially attached to the Bond is hereinafter referred to as the "Warrant").

Article 1.

        Description of the Warrant shall be as follows:

1.      Form of stock warrant: Name warrant.

2. Total amount and quantity of exercise value of respective stock warrants: Issued will be one stock warrant for a total of (Yen)|*| of the issue value (hereinafter referred to as the "Exercise Value") of the Company's par value common stock (hereinafter referred to as the "Common Stock") to be issued pursuant to the exercise of the Warrant; provided, however, that the denomination may not be apportioned.

3. Grant ratio of warrants: The total amount of the issue value of the Company's Common Stock that may be subscribed pursuant to the exercise of warrants granted per (Yen)|*| face value of bonds is (Yen)|*|.

4. Description of shares issued pursuant to exercise of warrants: The description of shares to be issued pursuant to the exercise of the Warrant shall be the Company's Common Stock having a current face value of (Yen)|*| per share; provided, however, that if the shares issued pursuant to the exercise of the Warrant are the Company's non par value common stock, such shares shall be the Company's non par value common stock.

5. Exercise Value and total amount of Exercise Value: The Exercise Value shall be (Yen)|*| per share, and the total amount of such Exercise Value shall be (Yen)|*|.

6. Number of shares issued pursuant to exercise of warrants: (1) The number of shares the Company's Common Stock to be issued pursuant to the exercise of the Warrant shall be as follows:

                                   Total amount indicated on Stock Warrant
                               submitted by holder for requesting the exercise
     Number of Shares =                         of the Warrant
                               -------------------------------------------------
                                                Exercise Value

        Fractional shares arising in the foregoing case shall be rounded down.
        (2) A part of the allocation of one Stock Warrant may not be exercised.

7. Term for requesting exercise of warrants: From September 1, 2000 to April 1, 2001 (In the event that the final day of the term for requesting the exercise of rights falls under a non-business day of the bank, the previous business day of the bank will be the final day of such term.)

8. Assignment of warrants: (1) Only the Stock Warrant may be assigned upon separating the Warrant from the Bond. (2) With respect to the transfer of the Warrant, unless the name and address of the acquisitor are indicated on the main book of the Warrant and such name is also indicated on the Stock Warrant, no person may assert his/her rights pursuant to the Warrant against the Company. (3) The Warrant may only be assigned collectively.

9. Amount of issue value of shares issued pursuant to exercise of rights that shall not be capitalized: The Exercise Value of the Warrant shall be capitalized in its entirety.

--------
|*| Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Article 2.

1. When the holder of the Warrant wishes to exercise the right thereof, such holder shall fill in the requisite items in a prescribed written request for the exercise of warrants, affix one's name and seal thereunto, submit such written request within the term prescribed in
        Article 1, Paragraph 7 above, and remit the amount to be paid pursuant to the exercise of the Warrant (hereinafter referred to as the "Payment") to the payment-handling bank. The Payment shall be an amount obtained by multiplying the number of shares prescribed in Article 1, Paragraph 6 with the Exercise Value prescribed in Article 1, Paragraph 5 above. Here, fractions less than one yen shall be rounded down.

2. The Warrant holder who exercises the Warrant may not thereafter cancel the same.

3. The exercise of the Warrant shall come into effect at the time the Payment is remitted in the bank handling the payment of the exercise of warrants after the procedures prescribed in Article 2, Paragraph 1 above are completed, regardless of the date indicated on the written request for the exercise of warrants.

Article 3.

        With respect to the initial profit dividends on the Common Stock issued pursuant to the exercise of the Warrant, such profit dividends shall be paid on the premise that the exercise of warrants was implemented at the beginning of the business year to which the exercise date of warrants falls under; provided, however, that when the Company introduces the interim dividend system set forth in Article 293-5 of the Commercial Code, such exercise of warrants shall be treated as having been implemented at the beginning of the business year to which the exercise of warrants falls under if the exercise of warrants is implemented prior to the reference date of the interim dividend, and such exercise of warrants shall be treated as having been implemented on the day following the reference date of the interim dividend if the exercise of warrants is implemented on or after the interim dividend reference date but prior to the final day of the business year to which the exercise of warrants falls under.

Article 4.

        The Company shall deliver the stock certificates promptly after the exercise of the Warrant comes into effect; provided, however, that if the Company retains a transfer register agent, such agent shall make the delivery. Further, if the Company introduces the unit stock system set forth in Article 16 of the supplementary regulations of the Commercial Code, stock certificates shall not be issued for odd lot certificates.

Article 5.

        The bank to handle the payment of the exercise of warrants shall be The Chuo Mitsui Trust and Banking Company, Limited; Toranomon Branch.

Article 6.

        The approval of the board of directors is required for assigning the Company shares.

Article 7.

        Notifications to the Warrant holder shall be made in writing to the address indicated on the main book of the Warrant, and such notifications shall be deemed delivered at the ordinary time of delivery.

--------
|*| Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Article 8.

In the event it becomes necessary to change the matters set forth herein or when matters not described herein arise, the Warrant holder and the Company shall execute an agreement in relation to such matters on a case-by-case basis subject to common consent, and such agreement shall form a part of these terms.

--------
|*| Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                TERMS OF WARRANT

        These terms are applicable to the warrant attached to the fifth unsecured bond (with warrant) to be issued on September 27, 2000 by K.K. AJJ based on legal authorization (hereinafter referred to as the "Bond", and the warrant initially attached to the Bond is hereinafter referred to as the "Warrant").

Article 1.

        Description of the Warrant shall be as follows:

1.      Form of stock warrant: Name warrant.

2. Total amount and quantity of exercise value of respective stock warrants: Issued will be one stock warrant for a total of (Yen)|*| of the issue value (hereinafter referred to as the "Exercise Value") of the Company's par value common stock (hereinafter referred to as the "Common Stock") to be issued pursuant to the exercise of the Warrant; provided, however, that the denomination may not be apportioned.

3. Grant ratio of warrants: The total amount of the issue value of the Company's Common Stock that may be subscribed pursuant to the exercise of warrants granted per (Yen)|*| face value of bonds is (Yen)|*|.

4. Description of shares issued pursuant to exercise of warrants: The description of shares to be issued pursuant to the exercise of the Warrant shall be the Company's Common Stock having a current face value of (Yen)|*| per share; provided, however, that if the shares issued pursuant to the exercise of the Warrant are the Company's non par value common stock, such shares shall be the Company's non par value common stock.

5. Exercise Value and total amount of Exercise Value: The Exercise Value shall be (Yen)|*| per share, and the total amount of such Exercise Value shall be (Yen)|*|.

6. Number of shares issued pursuant to exercise of warrants: (1) The number of shares the Company's Common Stock to be issued pursuant to the exercise of the Warrant shall be as follows:

                                   Total amount indicated on Stock Warrant
                               submitted by holder for requesting the exercise
     Number of Shares =                         of the Warrant
                               -------------------------------------------------
                                                Exercise Value

        Fractional shares arising in the foregoing case shall be rounded down.
        (2) A part of the allocation of one Stock Warrant may not be exercised.

7. Term for requesting exercise of warrants: From September 28, 2000 to October 1, 2000 (In the event that the final day of the term for requesting the exercise of rights falls under a non-business day of the bank, the previous business day of the bank will be the final day of such term.)

8. Assignment of warrants: (1) Only the Stock Warrant may be assigned upon separating the Warrant from the Bond. (2) With respect to the transfer of the Warrant, unless the name and address of the acquisitor are indicated on the main book of the Warrant and such name is also indicated on the Stock Warrant, no person may assert his/her rights pursuant to the Warrant against the Company. (3) The Warrant may only be assigned collectively.

9. Substitute payment: Upon exercising the Warrant, the Warrant holder may make payment of the issue value of the bond, as a substitute for redeeming the bond, by submitting the bond and making a

--------
|*| Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

        demand. In the event fractional shares arise pursuant to the substitute payment, the balance of the bond denomination equivalent to such fractional shares shall be adjusted by refunding in cash at a ratio of
        (Yen)|*| per face value of (Yen)|*|.

10. Amount of issue value of shares issued pursuant to exercise of rights that shall not be capitalized: The amount of the Exercise Value of the Warrant that shall not be capitalized shall be an amount obtained by deducting the amount to be capitalized from the Exercise Value. The amount to be capitalized shall be an amount obtained by multiplying 0.5 with the Exercise Value, and fractions less than one yen arising as a result of such calculation shall be rounded up; provided, however, that in no case shall the amount to be capitalized fall below the par value of the Company's Common Stock.

Article 2.

1. When the holder of the Warrant wishes to exercise the right thereof, such holder shall fill in the requisite items in a prescribed written request for the exercise of warrants, affix one's name and seal thereunto, submit such written request within the term prescribed in
        Article 1, Paragraph 7 above, and remit the amount to be paid pursuant to the exercise of the Warrant (hereinafter referred to as the "Payment") to the payment-handling bank. The Payment shall be an amount obtained by multiplying the number of shares prescribed in Article 1, Paragraph 6 with the Exercise Value prescribed in Article 1, Paragraph 5 above. Here, fractions less than one yen shall be rounded down.

2. The Warrant holder who exercises the Warrant may not thereafter cancel the same.

3. The exercise of the Warrant shall come into effect at the time the Payment is remitted in the bank handling the payment of the exercise of warrants after the procedures prescribed in Article 2, Paragraph 1 above are completed, regardless of the date indicated on the written request for the exercise of warrants.

Article 3.

        With respect to the initial profit dividends on the Common Stock issued pursuant to the exercise of the Warrant, such profit dividends shall be paid on the premise that the exercise of warrants was implemented at the beginning of the business year to which the exercise date of warrants falls under; provided, however, that when the Company introduces the interim dividend system set forth in Article 293-5 of the Commercial Code, such exercise of warrants shall be treated as having been implemented at the beginning of the business year to which the exercise of warrants falls under if the exercise of warrants is implemented prior to the reference date of the interim dividend, and such exercise of warrants shall be treated as having been implemented on the day following the reference date of the interim dividend if the exercise of warrants is implemented on or after the interim dividend reference date but prior to the final day of the business year to which the exercise of warrants falls under.

Article 4.

        The Company shall deliver the stock certificates promptly after the exercise of the Warrant comes into effect; provided, however, that if the Company retains a transfer register agent, such agent shall make the delivery. Further, if the Company introduces the unit stock system set forth in Article 16 of the supplementary regulations of the Commercial Code, stock certificates shall not be issued for odd lot certificates.

Article 5.

        The bank to handle the payment of the exercise of warrants shall be The Chuo Mitsui Trust and Banking Company, Limited; Toranomon Branch.

--------
|*| Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Article 6.

        The approval of the board of directors is required for assigning the Company shares.

Article 7.

        Notifications to the Warrant holder shall be made in writing to the address indicated on the main book of the Warrant, and such notifications shall be deemed delivered at the ordinary time of delivery.

Article 8.

        In the event it becomes necessary to change the matters set forth herein or when matters not described herein arise, the Warrant holder and the Company shall execute an agreement in relation to such matters on a case-by-case basis subject to common consent, and such agreement shall form a part of these terms.

--------
|*| Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                TERMS OF WARRANT

        These terms are applicable to the warrant attached to the sixth unsecured bond (with warrant) to be issued on September 27, 2000 by K.K. AJJ based on legal authorization (hereinafter referred to as the "Bond", and the warrant initially attached to the Bond is hereinafter referred to as the "Warrant").

Article 1.

        Description of the Warrant shall be as follows:

1.      Form of stock warrant: Name warrant.

2. Total amount and quantity of exercise value of respective stock warrants: Issued will be one stock warrant for a total of (Yen)|*| of the issue value (hereinafter referred to as the "Exercise Value") of the Company's par value common stock (hereinafter referred to as the "Common Stock") to be issued pursuant to the exercise of the Warrant; provided, however, that the denomination may not be apportioned.

3. Grant ratio of warrants: The total amount of the issue value of the Company's Common Stock that may be subscribed pursuant to the exercise of warrants granted per (Yen)|*| face value of bonds is (Yen)|*|.

4. Description of shares issued pursuant to exercise of warrants: The description of shares to be issued pursuant to the exercise of the Warrant shall be the Company's Common Stock having a current face value of (Yen)|*| per share; provided, however, that if the shares issued pursuant to the exercise of the Warrant are the Company's non par value common stock, such shares shall be the Company's non par value common stock.

5. Exercise Value and total amount of Exercise Value: The Exercise Value shall be (Yen)|*| per share, and the total amount of such Exercise Value shall be (Yen)|*|.

6. Number of shares issued pursuant to exercise of warrants: (1) The number of shares the Company's Common Stock to be issued pursuant to the exercise of the Warrant shall be as follows:

                                   Total amount indicated on Stock Warrant
                               submitted by holder for requesting the exercise
     Number of Shares =                         of the Warrant
                               -------------------------------------------------
                                                Exercise Value

        Fractional shares arising in the foregoing case shall be rounded down.
        (2) A part of the allocation of one Stock Warrant may not be exercised.

7. Term for requesting exercise of warrants: From September 28, 2000 to January 1, 2001 (In the event that the final day of the term for requesting the exercise of rights falls under a non-business day of the bank, the previous business day of the bank will be the final day of such term.)

8. Assignment of warrants: (1) Only the Stock Warrant may be assigned upon separating the Warrant from the Bond. (2) With respect to the transfer of the Warrant, unless the name and address of the acquisitor are indicated on the main book of the Warrant and such name is also indicated on the Stock Warrant, no person may assert his/her rights pursuant to the Warrant against the Company. (3) The Warrant may only be assigned collectively.

9. Amount of issue value of shares issued pursuant to exercise of rights that shall not be capitalized: The amount of the Exercise Value of the Warrant that shall not be capitalized shall be an amount obtained

--------
|*| Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

        by deducting the amount to be capitalized from the Exercise Value. The amount to be capitalized shall be an amount obtained by multiplying 0.5 with the Exercise Value, and fractions less than one yen arising as a result of such calculation shall be rounded up; provided, however, that in no case shall the amount to be capitalized fall below the par value of the Company's Common Stock.

Article 2.

1. When the holder of the Warrant wishes to exercise the right thereof, such holder shall fill in the requisite items in a prescribed written request for the exercise of warrants, affix one's name and seal thereunto, submit such written request within the term prescribed in
        Article 1, Paragraph 7 above, and remit the amount to be paid pursuant to the exercise of the Warrant (hereinafter referred to as the "Payment") to the payment-handling bank. The Payment shall be an amount obtained by multiplying the number of shares prescribed in Article 1, Paragraph 6 with the Exercise Value prescribed in Article 1, Paragraph 5 above. Here, fractions less than one yen shall be rounded down.

2. The Warrant holder who exercises the Warrant may not thereafter cancel the same.

3. The exercise of the Warrant shall come into effect at the time the Payment is remitted in the bank handling the payment of the exercise of warrants after the procedures prescribed in Article 2, Paragraph 1 above are completed, regardless of the date indicated on the written request for the exercise of warrants.

Article 3.

        With respect to the initial profit dividends on the Common Stock issued pursuant to the exercise of the Warrant, such profit dividends shall be paid on the premise that the exercise of warrants was implemented at the beginning of the business year to which the exercise date of warrants falls under; provided, however, that when the Company introduces the interim dividend system set forth in Article 293-5 of the Commercial Code, such exercise of warrants shall be treated as having been implemented at the beginning of the business year to which the exercise of warrants falls under if the exercise of warrants is implemented prior to the reference date of the interim dividend, and such exercise of warrants shall be treated as having been implemented on the day following the reference date of the interim dividend if the exercise of warrants is implemented on or after the interim dividend reference date but prior to the final day of the business year to which the exercise of warrants falls under.

Article 4.

        The Company shall deliver the stock certificates promptly after the exercise of the Warrant comes into effect; provided, however, that if the Company retains a transfer register agent, such agent shall make the delivery. Further, if the Company introduces the unit stock system set forth in Article 16 of the supplementary regulations of the Commercial Code, stock certificates shall not be issued for odd lot certificates.

Article 5.

        The bank to handle the payment of the exercise of warrants shall be The Chuo Mitsui Trust and Banking Company, Limited; Toranomon Branch.

Article 6.

        The approval of the board of directors is required for assigning the Company shares.

--------
|*| Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Article 7.

        Notifications to the Warrant holder shall be made in writing to the address indicated on the main book of the Warrant, and such notifications shall be deemed delivered at the ordinary time of delivery.

Article 8.

In the event it becomes necessary to change the matters set forth herein or when matters not described herein arise, the Warrant holder and the Company shall execute an agreement in relation to such matters on a case-by-case basis subject to common consent, and such agreement shall form a part of these terms.

--------
|*| Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                TERMS OF WARRANT

        These terms are applicable to the warrant attached to the seventh unsecured bond (with warrant) to be issued on September 27, 2000 by K.K. AJJ based on legal authorization (hereinafter referred to as the "Bond", and the warrant initially attached to the Bond is hereinafter referred to as the "Warrant").

Article 1.

        Description of the Warrant shall be as follows:

1.      Form of stock warrant: Name warrant.

2. Total amount and quantity of exercise value of respective stock warrants: Issued will be one stock warrant for a total of (Yen)|*| of the issue value (hereinafter referred to as the "Exercise Value") of the Company's par value common stock (hereinafter referred to as the "Common Stock") to be issued pursuant to the exercise of the Warrant; provided, however, that the denomination may not be apportioned.

3. Grant ratio of warrants: The total amount of the issue value of the Company's Common Stock that may be subscribed pursuant to the exercise of warrants granted per (Yen)|*| face value of bonds is (Yen)|*|.

4. Description of shares issued pursuant to exercise of warrants: The description of shares to be issued pursuant to the exercise of the Warrant shall be the Company's Common Stock having a current face value of (Yen)|*| per share; provided, however, that if the shares issued pursuant to the exercise of the Warrant are the Company's non par value common stock, such shares shall be the Company's non par value common stock.

5. Exercise Value and total amount of Exercise Value: The Exercise Value shall be (Yen)|*| per share, and the total amount of such Exercise Value shall be (Yen)|*|.

6. Number of shares issued pursuant to exercise of warrants: (1) The number of shares the Company's Common Stock to be issued pursuant to the exercise of the Warrant shall be as follows:

                                   Total amount indicated on Stock Warrant
                               submitted by holder for requesting the exercise
     Number of Shares =                         of the Warrant
                               -------------------------------------------------
                                                Exercise Value

        Fractional shares arising in the foregoing case shall be rounded down.
        (2) A part of the allocation of one Stock Warrant may not be exercised.

7. Term for requesting exercise of warrants: From September 28, 2000 to April 1, 2001 (In the event that the final day of the term for requesting the exercise of rights falls under a non-business day of the bank, the previous business day of the bank will be the final day of such term.)

8. Assignment of warrants: (1) Only the Stock Warrant may be assigned upon separating the Warrant from the Bond. (2) With respect to the transfer of the Warrant, unless the name and address of the acquisitor are indicated on the main book of the Warrant and such name is also indicated on the Stock Warrant, no person may assert his/her rights pursuant to the Warrant against the Company. (3) The Warrant may only be assigned collectively.

9. Amount of issue value of shares issued pursuant to exercise of rights that shall not be capitalized: The amount of the Exercise Value of the Warrant that shall not be capitalized shall be an amount obtained

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      treatment has been requested with respect to the omitted portions.

        by deducting the amount to be capitalized from the Exercise Value. The amount to be capitalized shall be an amount obtained by multiplying 0.5 with the Exercise Value, and fractions less than one yen arising as a result of such calculation shall be rounded up; provided, however, that in no case shall the amount to be capitalized fall below the par value of the Company's Common Stock.

Article 2.

1. When the holder of the Warrant wishes to exercise the right thereof, such holder shall fill in the requisite items in a prescribed written request for the exercise of warrants, affix one's name and seal thereunto, submit such written request within the term prescribed in
        Article 1, Paragraph 7 above, and remit the amount to be paid pursuant to the exercise of the Warrant (hereinafter referred to as the "Payment") to the payment-handling bank. The Payment shall be an amount obtained by multiplying the number of shares prescribed in Article 1, Paragraph 6 with the Exercise Value prescribed in Article 1, Paragraph 5 above. Here, fractions less than one yen shall be rounded down.

2. The Warrant holder who exercises the Warrant may not thereafter cancel the same.

3. The exercise of the Warrant shall come into effect at the time the Payment is remitted in the bank handling the payment of the exercise of warrants after the procedures prescribed in Article 2, Paragraph 1 above are completed, regardless of the date indicated on the written request for the exercise of warrants.

Article 3.

        With respect to the initial profit dividends on the Common Stock issued pursuant to the exercise of the Warrant, such profit dividends shall be paid on the premise that the exercise of warrants was implemented at the beginning of the business year to which the exercise date of warrants falls under; provided, however, that when the Company introduces the interim dividend system set forth in Article 293-5 of the Commercial Code, such exercise of warrants shall be treated as having been implemented at the beginning of the business year to which the exercise of warrants falls under if the exercise of warrants is implemented prior to the reference date of the interim dividend, and such exercise of warrants shall be treated as having been implemented on the day following the reference date of the interim dividend if the exercise of warrants is implemented on or after the interim dividend reference date but prior to the final day of the business year to which the exercise of warrants falls under.

Article 4.

        The Company shall deliver the stock certificates promptly after the exercise of the Warrant comes into effect; provided, however, that if the Company retains a transfer register agent, such agent shall make the delivery. Further, if the Company introduces the unit stock system set forth in Article 16 of the supplementary regulations of the Commercial Code, stock certificates shall not be issued for odd lot certificates.

Article 5.

        The bank to handle the payment of the exercise of warrants shall be The Chuo Mitsui Trust and Banking Company, Limited; Toranomon Branch.

Article 6.

        The approval of the board of directors is required for assigning the Company shares.

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Article 7.

        Notifications to the Warrant holder shall be made in writing to the address indicated on the main book of the Warrant, and such notifications shall be deemed delivered at the ordinary time of delivery.

Article 8.

        In the event it becomes necessary to change the matters set forth herein or when matters not described herein arise, the Warrant holder and the Company shall execute an agreement in relation to such matters on a case-by-case basis subject to common consent, and such agreement shall form a part of these terms.

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                                  SCHEDULE 6.2

                      Capitalization as of the Closing Date

                              AJ KK CAPITALIZATION

                                              PERCENTAGE
       SHAREHOLDER            NO. OF SHARES    OWNERSHIP
------------------------      -------------  -----------
TRANS COSMOS                           400        42.45%
ASK JEEVES INT'L                       400        42.45%
KK EMPLOYEE FUND                        94         10.0%
BASIS TECHNOLOGY                        20          2.1%
TCI EMPLOYEE FUND                       14          1.5%
AJI EMPLOYEE FUND                       14          1.5%
TOTAL                                  942          100%

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      treatment has been requested with respect to the omitted portions.

                                   SCHEDULE 1

                        List of TCI and AJI's Competitors



  AJI COMPETITOR LIST             TCI COMPETITOR LIST

|*|                             |*|

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      filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.